UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 27, 2004 (July 7, 2004)
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Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
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(Address of principal executive offices)                                     (Zip Code)

(909) 581-1668
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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Item 8.01 Other Events

    Vineyard National Bancorp (the "Company") is the holding company for Vineyard Bank (the "Bank"). The Bank is subject to regulation, supervision, and regular examination by the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Institutions ("DFI").

    Following a regular joint examination by the FDIC and DFI in November 2003, the Bank’s Board of Directors approved and signed a voluntary agreement (the "agreement") with the FDIC and DFI on July 7, 2004. Due primarily to the Bank’s significant growth over the last several years, the Bank continues to reassess and develop its policies and procedures to facilitate the successful implementation of its strategic plan while maintaining the safety and soundness of the Bank. The adoption of the agreement formalizes many of the actions that the Bank has already taken to strengthen its operational procedures, broaden its directorship and augment its senior management team. The Bank continues to maintain capital ratios in excess of regulatory requirements, operating performance and asset quality continues to be strong, and deposit generation and liquidity continues to be satisfactory to support its operations.

    Pursuant to the agreement, the Bank plans to add two new directors by December 31, 2004. The Bank was seeking to add new directors prior to entering into the agreement and expects to appoint such directors prior to year end. Additionally, prior to entering into the agreement, the Bank’s existing three-year strategic plan and capital adequacy plan called for a measured growth. In accordance with the agreement, the Bank will notify the FDIC and DFI of any deviations beyond its strategic plan, including any growth beyond 25% of its total assets per annum, which level is within the existing strategic plan’s framework. The Bank believes it is in fulfillment of the agreement, and that the agreement will not materially adversely affect the successful implementation of the Company’s strategic business plan, the Company’s financial condition or results of operations, or the Company’s previously announced earnings guidance.

    This Current Report on Form 8-K contains forward-looking statements as referenced in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may vary. Factors which could cause actual results to differ from these forward-looking statements include changes in the competitive marketplace, changes in the interest rate environment, economic conditions, outcome of pending litigation, risks associated with credit quality and other factors discussed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: September 27, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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